SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Ranger advertisement published in the Wall Street Journal, dated as of August 7, 2001	Item 1

Revised content of http://www.rangergov.com	Item 2

Contents of Items 1-2

Attention Computer Associates Shareholders

Ranger Governance believes that the problems at
Computer Associates can be summed up in two lines:

Over the past 5 years, Computer Associates turned $100 of YOUR dollars into $84.82†

Ranger believes it has a better way for CA:

Corporate Governance

The CA Way	The Ranger Way
In its April 16, 2001 issue, Business Week named CA ’s Boardone of the worst in America.	Ranger has nominated a slate of independent directors withproven records of performance in software companies and whohave strong records of investment, regulatory and corporategovernance experience.

Management

The CA Way	The Ranger Way
Business Week reported in its April 16, 2001 issue that theCA Board authorized the worst pay for performance in 2000:	Ranger believes the best way to drive profitability and growthwith Computer Associates’ diverse group of 1,200 products is tofocus sales, marketing, development and service resourcesaround four flexible business groups – each organized around amajor segment of Computer Associates’ broad range of products.

“At the bottom of the performance heap, Charles B. Wang ofComputer Associates International Inc. (CA) earned [sic]$698.2 million from 1998 through 2000 and produced a dismalshareholder return of -63%...”*

Shareholder Value

The CA Way	The Ranger Way
Of the top ten companies included in the Standard and Poor’sComputer Software and Services Index, CA ranks last onprice/cash flow and price/book ratios and next to last onprice/revenue ratios as of June 30, 2001.	Ranger believes that market segment focus when combined withits plan to achieve incremental growth and an improved balancesheet could significantly improve these ratios and deliver greatershareholder value.

On August 29th, YOU will have the chance to decide the future of YOUR company.
Vote the GREEN proxy card TODAY and support the Ranger plan to restore credibility to CA with investors, customers and employees.

Street-Name Holders

If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

Computer Associates Employees

If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

MORROW & CO., INC. at (800) 607-0088

Ranger urges all shareholders to read its definitive proxy statement which contains important information. Ranger’s definitive proxy statement was filed with the Securities and Exchange Commission on July 27, 2001, and is available on Ranger’s website at www.rangergov.com.

*Permission to use quotations neither sought nor obtained.

The Ranger Governance Plan for Computer Associates

Ranger Governance Definitive Proxy Statement

IMPORTANT INFORMATION
On July 27, 2001, Ranger Governance, Ltd. filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates International, Inc. Ranger's proxy statement was mailed to Computer Associates stockholders on July 30 , 2001. Ranger urges stockholders to read its proxy statement because it contains important information. You may obtain a free copy of Ranger's definitive proxy statement, as well as other soliciting materials that have been filed by Ranger, at the Securities and Exchange Commission's website at www.sec.gov. The definitive proxy statement and other documents filed by Ranger may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & C o., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in Ranger's solicitation is available in the definitive proxy statement filed by Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

Stock price quotation data displayed on www.rangergov.com is provided by North American Quotations, Inc. and is delayed at least 20 minutes. Stock charts are provided by Elogic. Shareholder.com and Ranger make no claims concerning the accuracy of the information provided on these pages, and will not be held liable for any use of this information.

The following statements are internal hyperlinks for the Microsoft Powerpoint presentation entitled "The Ranger Plan for Change At Computer Associates" that is available on http://rangergov.com under the path "Information on Proxy Contestà Info for CA Shareholdersà Presentation: The Ranger Plan for CA." The contents of this presentation was previously filed by Ranger with the Commission on Schedule 14A on August 1, 2001.

The Ranger Plan for Change At Computer Associates

Ranger Governance, Ltd.

We Believe It Is Time to Change CA’s Board and Management

CA vs. Competitors: A 183% Gap

CA vs. Sterling Software – 5 Years

CA vs. Sterling Software – 13 Years

CA’s Balance Sheet Limits Flexibility

Accounting: Performance vs. Pro forma / Pro rata

Customer Satisfaction

Continuing Employee Relations Controversy

The Ranger Plan: Enhance Credibility, Build Shareholder Value, and Grow CA

The Ranger Plan: Three Major Themes

The Ranger Nominees

Governance: Best Practices

Governance: Best Practices (cont'd)

Ranger Seeks to Increase Value with New Organization

Management: Innovative vs. Centralized

Product Focus: Best Practices

Methods to Improve Sales Effectiveness

The Ranger Plan: Customer Service and Professional Services

Employee Relations: Best Practices

The Ranger Plan: Finance and Administration

Timeline

The Ranger Plan: A Unique Opportunity

Ranger: A Better Way for CA

Ranger Governance, Ltd.

Click here to download a
PDF of this presentation

How to Vote Your Proxy

Street – Name Holders

If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

Computer Associates Employees

If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

         MORROW & CO., INC.
         (800) 607-0088
         (800) 607-0088

Advertisements

The following advertisements regarding the proxy contest have appeared in various newspapers including The Wall Street Journal, The New York Times and The Orlando Sentinel.

Integrity. Innovation. Accountability.	When is it OK to lose $342,000,000?

A Slate of Proven Leaders	An Open Letter To Computer Associates’ Customers

Why are these men smiling?	Why are these men suing?